EXHIBIT 25.1


                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549


                                 FORM T - 1

                  STATEMENT OF ELIGIBILITY UNDER THE TRUST
                   INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

                               _____________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
           OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                    U.S. BANK TRUST NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

                                 13-3781471
                             (I.R.S. Employer
                            Identification No.)


          100 WALL STREET
            NEW YORK, NY                                 10005
   (Address of principal executive offices)            (Zip Code)


                         FOR INFORMATION, CONTACT:
                         Thomas J. Kelly, President
                    U.S. Bank Trust National Association
                        100 Wall Street, 16th Floor
                             New York, NY 10005
                         Telephone: (212) 361-2506

                             ALBERTSON'S, INC.
            (Exact name of obligor as specified in its charter)


          DELAWARE                                     82-0184434
    (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)                 Identification No.)

    250 PARKCENTER BLVD.
    P.O. BOX 20
    BOISE, IDAHO                                         83726
(Address of principal
 executive offices)                                   (Zip Code)


                             _________________
                              DEBT SECURITIES



Item 1.       GENERAL INFORMATION.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                      Name                                 Address

                Comptroller of the Currency            Washington, D. C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.       AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

              None.

Item 16.      LIST OF EXHIBITS.

    Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 022-22485.

    Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 022-22485.

    Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 022-22485.

    Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

    Exhibit 5.    Not applicable.

    Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 022-22485.

    Exhibit 7.    Report of Condition of U.S. Bank Trust National
                  Association, as of the close of business on September 30, 2000, published pursuant to law or the requirements of its supervising or examining authority.

    Exhibit 8.    Not applicable.

    Exhibit 9.    Not applicable.


                                 SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of January, 2001.

                                             U.S. BANK TRUST
                                           NATIONAL ASSOCIATION


                                      By:  /s/ Marlene J. Fahey
                                           ---------------------------
                                           Marlene J. Fahey
                                           Vice President


Exhibit 7

                    U.S. BANK TRUST NATIONAL ASSOCIATION
                      STATEMENT OF FINANCIAL CONDITION
                              AS OF 9/30/2000

                                  ($000'S)

                                                             9/30/2000
ASSETS
     Cash and Due From Depository Institutions                    $54,812
     Federal Reserve Stock                                          3,396
     Fixed Assets                                                     500
     Intangible Assets                                             57,136
     Other Assets                                                   8,571
                                                                ---------
         TOTAL ASSETS                                            $124,415


LIABILITIES
     Other Liabilities                                             10,447
                                                                ---------
     TOTAL LIABILITIES                                             10,447

EQUITY
     Common and Preferred Stock                                     1,000
     Surplus                                                      120,932
                                                                ---------
     Undivided Profits                                             (7,964)
                                                                ----------
     TOTAL EQUITY CAPITAL                                         113,968

TOTAL LIABILITIES AND EQUITY CAPITAL                             $124,415


----------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association


By:  /s/ Marlene J. Fahey
     --------------------------
         Vice President


Dated:  January 30, 2001